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                                                                  EXHIBIT 10.20


                 REGISTRATION AND FIRST REFUSAL RIGHTS AGREEMENT

         This Registration and First Refusal Rights Agreement (the "Agreement") dated as of December 22, 1992 is entered into by and among Voicetek Corporation, a Massachusetts corporation (the "Company"), and the holders of shares of the Company's Senior Preferred Stock, $.01 par value per share (the "Senior Preferred Shares"), Junior Preferred Stock -- Series 1, $.01 par value per share (the "Series 1 Junior Preferred Shares"), and Junior Preferred Stock -- Series 2, $.01 par value per share (the "Series 2 Junior Preferred Shares") (collectively, the Senior Preferred Shares, the Series 1 Junior Preferred Shares and the Series 2 Junior Preferred Shares are referred to as the "Preferred Shares"), listed on the signature pages hereto.

                                   WITNESSETH:

         WHEREAS, the Company and the purchasers of the Company's Senior Preferred Shares (the "Senior Preferred Shareholders") are parties to a certain Senior Preferred Stock Purchase Agreement with the Company dated as of December 22, 1992 (the "Senior Purchase Agreement");

         WHEREAS, the Company and the purchasers of the Company's Series 1 Junior Preferred Shares and the Company's Series 2 Junior Preferred Shares (collectively the "Junior Preferred Shareholders") are parties to a certain Junior Preferred Stock Purchase Agreement with the Company dated as of December 22, 1992 (the "Junior Purchase Agreement");

         WHEREAS, each of the parties hereto desires to set forth in a single agreement all of the registration and first refusal rights of the Senior Preferred Shareholders and Junior Preferred Shareholders (collectively, the "Preferred Shareholders") with respect to all of the Preferred Shares acquired by the Preferred Shareholders pursuant to the Senior Purchase Agreement and the Junior Purchase Agreement (collectively, the "Purchase Agreements").

         NOW THEREFORE, in consideration of the execution of the Senior Purchase Agreement and the Junior Purchase Agreement, the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the parties hereto agree as follows:

         1. Certain Definitions. Any capitalized terms not defined herein shall have the meaning assigned to them in the Purchase Agreements. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the securities and Exchange commission, or any other federal agency at the time administering the Securities Act.
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                  "Conversion Shares" shall mean shares of Common Stock issued upon conversion of any of the Preferred Shares.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Restricted Securities" shall mean the Preferred Shares and the Conversion Shares, but excluding in each case securities that have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with such registration statement or (b) publicly sold pursuant to Rule 144 under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2. Restrictive Legend. Each certificate representing Preferred Shares or Restricted Securities shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Securities (other than under the circumstances described in sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer (a) by a partnership to one or more of its partners or


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to another partnership with which such transferring partnership has a general partner in common, (b) by a corporation to one or more of its officers or employees or to another corporation that controls, is controlled by, or is under common control with such transferring corporation, (c) by an individual to (i) any member of his family or to any trust for the benefit of such family member or the holder, in each case by way of gift or (ii) by will or the laws of descent and distribution or (d) to any other individual or entity (other than the Company) that is a party to this Agreement at the time of such transfer. Each certificate for Restricted Securities transferred as above provided shall bear the legend set forth in Section 2 unless (i) such transfer is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

         4.       Required Registrations.

         (a) At any time on up to three occasions after the earlier of (i) six months after any registration statement covering a public offering of equity securities of the Company under the Securities Act shall have become effective and (ii) December 31, 1993, the holders of Restricted Securities constituting at least forty percent (40%) of the total shares of Restricted Securities then outstanding may request the Company to register under the Securities Act all or any portion of the Restricted Securities held by such requesting holder or holders for sale in the manner specified in such notice, provided that the Restricted Securities for which registration has been requested shall constitute at least ten percent (10%) of the total Restricted Securities originally issued if such holder or holders shall request the registration of less than all of the Restricted Securities then held by such holder or holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $2,000,000). The only securities which the Company shall be required to register pursuant this Agreement shall be shares of Common Stock. In any underwritten public offering contemplated by this Agreement, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale (in such public offering) of the shares of Common Stock issued upon conversion or exercise thereof and such Preferred Shares so sold shall be deemed to have been "registered" for purposes of this Agreement. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Securities shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all Restricted Securities as to which registration shall have been requested by the holders thereof. If the Company determines to include shares to be sold by it in any registration request pursuant to this Section 4, such registration shall not decrease the number of "demand" registrations available under this Section 4 if the holders of


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Restricted Securities are unable to include in any such registration statement all of the Restricted Securities requested for inclusion in such registration statement.

         (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted securities from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of Restricted securities specified in such notice (and in all notices received by the Company from other holders within thirty days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering of Common Stock, the number of Restricted Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of Restricted Securities owned by such holders) if and to the extent that the lead managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein, provided, however, that such number of Restricted Securities shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Securities, and provided, further, however, that in no event may less than fifteen percent (15%) of the total number of shares of Common Stock to be included in such underwriting be made available for Restricted Securities. If such method of disposition shall be an underwritten public offering, the holders of a majority of the Restricted Securities to be sold in such offering under this Section 4 may designate the managing underwriter or underwriters of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Securities pursuant to this Section 4 on three occasions only, provided, however, that such obligations shall be deemed satisfied on a particular occasion only when a registration statement covering all Restricted Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

         (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the lead managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Securities to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, and unless the Company has previously given the notice referred to in Section 5, the Company will not file with the Commission any other registration statement with respect to Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.


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         5. Incidental Registration. If the Company at any time (other than pursuant to Section 4) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 and S-8 or another form not available for registering the Restricted Securities for sale to the public), then each such time it will give written notice to all holders of outstanding Restricted Securities of its intention so to do. Upon the written request of any such holder, received by the Company within thirty days after the giving of any such notice by the Company, to register any of its Restricted Securities (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Securities so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Restricted Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the proportion which the number of Restricted Securities held by each holder bears to the total number of Restricted Securities outstanding) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of Restricted Securities shall not be reduced if any securities are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted securities, and provided, further, however, that in no event may less than fifteen percent (15%) of the total number of shares to be included in such underwriting be made available for Restricted Securities. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability, other than for the payment of the Registration Expenses referred to in Section 8.

         6. Registration on Form S-3. If at any time (i) a holder or holders of Restricted Securities request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Restricted Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of Restricted Securities specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Securities, each of the procedures and requirements of Section 4 (including the requirement that the Company notify all holders of Restricted Securities from whom notice has not been received and provide them with the opportunity to participate in the offering shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6 (except that the Company shall not be required to


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file more than two such registrations in any one calendar year), and provided, further, however, that the requirements contained in the first sentence of
Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.


         7. Registration Procedures. If and whenever the Company is required by the provisions of Section 4, 5 or 6 to use its best effort's to effect the registration of any Restricted Securities under the Securities Act, the Company will, as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the lead managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

         (c) furnish to each seller of Restricted Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Securities covered by such registration statement;

         (d) use its best efforts to register or qualify the Restricted Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is bus not so qualified or to consent to general service of process in any such jurisdiction;

         (e) use its best efforts to list or include the Restricted Securities covered by such registration statement with any securities exchange or over-the-counter market system on which Common Stock is then listed or traded, including the National Association of Securities Dealers Automated Quotation (NASDAQ) system;


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         (f) immediately notify each seller of Restricted Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made;
         (g) if the offering is underwritten and at the request of any seller of Restricted Securities, use its best efforts to furnish on the date that Restricted Securities is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter), with respect to such registration as such underwriters reasonably may request as contemplated by Statement on Auditing Standards No. 49 of the Auditing Standards Board or any successor statement; and

         (h) make available for inspection by each seller of Restricted Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of Sections 4(c), 7(a) and 7(b), the period of distribution of Restricted Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted securities in any other registration shall be deemed to


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extend until the earlier of the sale of all Restricted Securities covered thereby and ninety days after the effective date of the registration statement.

         In connection with each registration hereunder, the sellers of Restricted Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.


         In connection with each registration pursuant to Section 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, listing or any other fees of exchanges or over-the-counter market systems, costs of insurance, printing costs and expenses in connection with the preparation of the registration statement and prospectus, and fees and disbursements of one counsel for the sellers of Restricted Securities, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Securities are called "Selling Expenses".

         The Company will pay all Registration Expenses in connection with each registration statement under Section 4, 5 or 6. All Selling Expenses in connection with each registration statement under Section 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree. The Company shall pay all expenses of the holders of Restricted securities in connection with any registration of Restricted securities initiated pursuant to Sections 4, 5 or 6 hereof which is withdrawn, delayed or abandoned at the request of the Company.

         9. Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Securities under the Securities Act pursuant to Sections 4, 5 or 6, the Company will and hereby does indemnify and hold harmless each seller of such Restricted Securities thereunder, each underwriter of such Restricted Securities thereunder and each other person, if any, who controls such seller or-underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such


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
seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Securities was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, the Company will not be liable in any such case if and to the extent that any' such loss, claim, damage or liability arises out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person (or its or their authorized officers, employees, directors or agents) in writing specifically for use in such registration statement or prospectus and provided further that such indemnity with respect to any registration statement shall not inure to the benefit of any party from whom the person asserting any such loss, claim, damage or liability purchased the Restricted Securities which is the subject thereof if such person did not receive a copy of the registration statement (or the registration statement as supplemented) at or prior to the confirmation of the sale of such Restricted Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such registration statement was corrected in the registration statement (or the registration statement as supplemented).

         (b) In the event of a registration of any of the Restricted Securities under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based solely upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Securities was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based solely upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or


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
action, provided, however, that seller will be liable hereunder-in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as furnished in writing to the Company by such seller (or its authorized officers, directors, employees or agents) specifically for use in such registration statement or prospectus, (ii) such indemnity with respect to any registration statement shall not inure to the benefit of any party from whom the person asserting any such loss, claim, damage or liability purchased the Restricted Securities which is the subject thereof if such person did not receive a copy of the registration statement (or the registration statement as supplemented) at or prior to the confirmation of the sale of such Restricted Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such registration statement was corrected in the registration statement (or the registration statement as supplemented), and
(iii) the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller' under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Securities covered by such registration statement. Not in limitation of the foregoing, it is hereby understood And agreed that the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this subparagraph (b).

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party-in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any such change in the Common Stock, the Senior Preferred Shares or the Junior Preferred Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or ,recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock, the Senior Preferred Shares or the Junior Preferred Shares as so changed.

         11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, at all times after ninety days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to each holder of Restricted Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Securities without registration.

         12.      Right of First Refusal.

         12.1. General. Subject to the provisions of Section 12.5, the Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange (a) any shares of Common Stock, (b) any other equity securities of the Company, including Preferred Shares, (c) any debt securities of the Company (other than a bank line of credit with no equity feature), including any debt securities that by its terms are convertible into or exchangeable for any equity securities of the Company, (d) any securities of the Company that are a combination of debt and equity, or (e) any options, warrants or other rights to subscribe for, purchase or otherwise acquire any such equity or debt securities of the Company, unless in each case the Company shall have first offered to sell such securities (the "Offered Securities") to the Preferred Shareholders as set forth in this Section
12.1 or the provisions of this Section 12 shall have terminated pursuant to
Section 12.6. The Company shall offer to sell to each Preferred Shareholder (a) that portion of the Offered Securities as the number of shares of Common Stock then held by such Preferred Shareholder plus the number of shares obtainable by such Preferred Shareholder upon the conversion of any Preferred Shares then held by such Shareholder bears to the total number of shares of Common Stock then outstanding or then issuable upon the conversion of then outstanding Preferred Shares or then issuable upon the conversion and/or payment of any then outstanding debt securities (such portion being herein referred to as such Preferred Shareholder's "Basic Amount") and (b) subject to the provisions set forth in Section 12.2, such additional portion of the Offered Securities as such Preferred Shareholder shall indicate it will purchase should the other Preferred Shareholders subscribe for less than their Basic Amounts (the "Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Preferred Shareholder (the "Offer"), which offer by its terms shall remain open and irrevocable for a period of twenty days from receipt of the offer.

         12.2. Notice of Acceptance. Notice of each Preferred Shareholder's intention to accept, in whole or in part, any Offer made pursuant to Section
12.1 shall be evidenced by a writing signed by such Preferred Shareholder and delivered to the Company prior to the end of the twenty-day period of such offer, setting forth such of the Preferred Shareholder's Basic

Amount as such Preferred Shareholder elects purchase and, if such Preferred Shareholder shall elect to purchase all of its Basic Amount, such Undersubscription Amount as such Preferred Shareholder shall elect to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Preferred Shareholders are less than the total number of Offered Securities, then each Preferred Shareholder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for by all of the Preferred Shareholders exceed the difference between the number of Offered Securities and the Basic Amounts subscribed for by all of the Preferred Shareholders (the "Available Undersubscription Amount"), each Preferred Shareholder that has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Preferred Shareholder bears to the initial Basic Amounts of all Preferred Shareholders that subscribe for Undersubscription Amounts, subject to rounding by the Board to the extent it reasonably deems necessary.

         12.3.    Conditions to Acceptances and Purchases.

                  12.3.1. Permitted Sales of Refused Securities. In the event that Notices of Acceptances are not given by the Preferred Shareholders in respect of all the offered Securities, the Company shall have sixty days from the expiration of the period set forth in Section 12.1 to sell all or any part of such Offered Securities as to which Notices of Acceptance have not been given by the Preferred Shareholders (the "Refused Securities") to the person or persons specified in the Offer, but only for cash and otherwise in all respects upon terms and conditions, including unit price and interest rates, that are not materially more favorable to such other person or persons or less favorable to the Company than those set forth in the Offer.

                  12.3.2. Reduction in Amount of Offered Securities. In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 12.3.1 above), then prior to the closing described in Section 12.3.3, each Preferred Shareholder may, at its sole option and in its sole discretion, by written notice to the Company reduce the number of shares (or other units of the Offered Securities) specified in its Notice of Acceptance to an amount that shall be not less than the amount of the offered Securities which the Preferred Shareholder elected to purchase pursuant to Section 12.2 multiplied by a fraction, (a) the numerator of which shall be the number of all Offered Securities which the Company actually proposes to sell and (b) the denominator of which shall be the total number of Offered Securities. In the event that any Preferred Shareholder so elects to reduce the number or amount of Offered Securities specified in its respective Notices of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount for the Offered Securities until such securities have again been offered to the Preferred Shareholder in accordance with Section 12.1.

                  12.3.3. Closing. Upon the closing, which shall include full payment to the Company, of the sale to such other Person or Persons of all or less than all the Refused Securities (or if all such Refused Securities are to be purchased by Shareholders, upon a closing at a time and place agreed upon by the Company and the Preferred Shareholders who have delivered Notices of Acceptance), the Preferred Shareholders shall purchase from the Company, and the Company shall sell to the Preferred Shareholders, the number of offered Securities specified in their respective Notices of Acceptance, as reduced pursuant to Section 12.3.2 if the Preferred Shareholders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Preferred Shareholders of any offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Preferred Shareholders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Preferred Shareholders and their respective counsel.

         12.4. Further Sale. In each case, any offered Securities not purchased by the Preferred Shareholders or other Person or Persons in accordance with
Section 12.3 may not be sold or otherwise disposed of until they are again offered to the Preferred Shareholders under the procedures specified in Sections 12.1, 12.2 and 12.3.

         12.5. Exceptions. Notwithstanding anything to the contrary herein, the rights of the Preferred Shareholders under this Section 12 shall not apply to:

                  (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                  (b) Senior Preferred Shares issued as a dividend to holders of Senior Preferred Shares, or upon any subdivision or combination of Senior Preferred Shares;

                  (c) Series 1 Junior Preferred Shares issued as a dividend to holders of Series 1 Junior Preferred Shares, or upon any subdivision or combination of Series I Junior Preferred Shares; (d) Series 2 Junior Preferred Shares issued as a dividend to holders of Series 2 Junior Preferred Stock, or upon any subdivision or combination of Series 2 Junior Preferred Shares; (e) Common Stock issued on conversion of any Preferred Shares;

                  (d) Series 2 Junior Preferred Shares issued as a dividend to holders of Series 2 Junior Preferred Stock, or upon any subdivision or combination of Series 2 Junior Preferred Shares;

                  (e) Common Stock issued on conversion of any Preferred Shares;

                  (f) Demand Promissory Notes, substantially in the form of Exhibit D to the Purchase Agreements, representing in the aggregate not more than $600,000 of indebtedness to existing stockholders of the Company (the "Demand Promissory Notes");

                  (g) Senior Preferred Stock issued upon conversion and/or payment of the Demand Promissory Notes;

                  (h) shares of Common Stock issuable as of the date hereof under the Company's stock option plans; or


                  (i) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company of all or substantially all of the capital stock or assets for any other entity, or securities issued solely in consideration for the grant by or to the Company of marketing rights, distribution rights, license rights or similar rights granted by or to the Company in consideration of the exchange of proprietary technology, whether of the Company or any other entity.

         12.6. Termination of Right of First Refusal. The covenants contained in this Section 12 shall terminate upon the earlier of:

                  (a) a closing of an underwritten public offering of Common Stock on a "firm commitment" basis pursuant to a registration statement on Form S-1 (or its then equivalent) filed under the Securities Act with the Commission, provided that (i) the aggregate gross proceeds received by the Company from such offering exceed $5,000,000 and (ii) such Common Stock is offered at a price per share not-less than $.64, and

                  (b) the first date on which no Senior Preferred Shares and Junior Preferred Shares are outstanding.

         13. Representations and Warranties of the Company. The Company represents and warrants to the Preferred Shareholders as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         14.      Miscellaneous.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including transferees of any Restricted Securities), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Restricted Securities shall only inure to the benefit of a transferee of Restricted Securities if (i) there is transferred to such transferee Restricted Securities composed of, convertible into or exercisable for at least 392,950 shares of Common Stock or (ii) such transferee satisfies the description set forth in the proviso to the second sentence of Section 3.

                  (b) All notices, requests, demands and other communications hereunder shall be in writing (including telegraphic communication) and shall be mailed, telegraphed or delivered to each applicable party at the address set forth in the Purchase Agreements or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

         If to any subsequent holder of Common Stock or Preferred Shares: at such holder's address for notice as set forth in the register maintained by the Company, or at such other address as shall be designated by such person in a written notice to the other parties complying as to delivery with the terms of this Section.

         All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; electronic facsimile transmission; express overnight courier service; or registered mail, return receipt requested) or telegraphed, by effective upon the earlier of actual receipt and the third business day after deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein. Any notice delivered in person shall be deemed to have been given on the date of personal delivery.

         (c) For any action to be taken hereunder by the holders of, or for any right contingent upon, a specified percentage or proportion of one or more classes or series of the Company's securities, such percentage or proportion shall be determined as if all Preferred Shares had been converted into Common Stock pursuant to the Company's Articles of Organization.

         (d) This Agreement shall be governed by the laws of The Commonwealth of Massachusetts.

         (e) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding Restricted Securities. The parties hereto acknowledge that the Company has issued and/or may in the future issue the Demand Promissory Notes, and that the holders of such Demand Promissory Notes may be entitled to acquire additional Senior Preferred Shares pursuant to the terms of the Demand Promissory Notes. The parties hereto acknowledge that, at such time as any holder of Demand Promissory Notes acquires additional Senior Preferred Shares, this Agreement shall be amended to reflect the addition of such holder as a party hereto and that no further consent or approval of any party to this Agreement will be required in order to effect such amendment.

         (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Additional persons or entities who purchase Restricted Securities shall, as a condition to the purchase of Restricted Securities, become parties to this Agreement and shall become holders of "Restricted Securities" hereunder, subject to the limitation set forth in
Section 14(a), upon execution by such persons or entities of a counterpart of this Agreement.

         (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Securities shall agree not to sell publicly any Restricted Securities or any other shares of Common stock (other than Restricted Securities or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than ninety days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock whether or not they are parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 14(g).

         (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed ninety days in,any twenty-four-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

         (i) The Company shall not grant any registration rights in conflict with or more favorable than any of those contained herein, and the Company shall not grant any registration rights to any person investing less than $100,000 in cash in the Company so long as any of the registration rights under this Agreement remains in effect.

         (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         (k) The Company recognizes that the rights of the holders of Restricted Securities under this Agreement are unique and, accordingly, such holders shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of such holders which may exist apart from this Agreement.

         (l) The obligations of the Company to register Shares of Restricted Stock under Section 4, 5 or 6 shall terminate on December 22, 2002.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of December 22, 1992.



                                   VOICETEK CORPORATION


                                   By:  _________________________________
                                            Title:


                                   PREFERRED SHAREHOLDERS:

                                   CORNING PARTNERS II


                                   By:  __________________________________
                                          Name:
                                          Title:

         (i) The Company shall not grant any registration rights in conflict with or more favorable than any of those contained herein, and the Company shall not grant any registration rights to any person investing less than $100,000 in cash in the Company so long as any of the registration rights under this Agreement remains in effect.

         (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         (k) The Company recognizes that the rights of the holders of Restricted Securities under this Agreement are unique and, accordingly, such holders shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of such holders which may exist apart from this Agreement.

         (l) The obligations of the Company to register Shares of Restricted Stock under Section 4, 5 or 6 shall terminate on December 22, 2002.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of December 22, 1992.


                                VOICETEK CORPORATION


                                By:   /s/
                                   -----------------------------
                                   Title:


                                PREFERRED SHAREHOLDERS:

                                CORNING PARTNERS II


                                By:  /s/
                                   -----------------------------
                                   Name:
                                   Title:

                                 EG&G VENTURE PARTNERS
                                 By:  EG&G VENTURE MANAGEMENT, G.P.


                                 By:        /s/
                                    -----------------------------

                                 KEARSARGE CAPITAL FUND, L.P.


                                 By:        /s/
                                    -----------------------------
                                    Name:
                                    Title:


                                 LPP PARTNERS


                                 By:        /s/
                                    -----------------------------
                                    Name:
                                    Title:


                                 MASSACHUSETTS TECHNOLOGY
                                    DEVELOPMENT CORPORATION


                                 By:        /s/
                                    -----------------------------
                                    Name:
                                    Title:


                                       /s/  Sherman M. Wolf
                                    -----------------------------
                                    Sherman M. Wolf


                                 NYNEX DEVELOPMENT COMPANY


                                 By:       /s/
                                    -----------------------------
                                    Name:
                                    Title:

                                 EG&G VENTURE PARTNERS


                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


                                 KEARSARGE CAPITAL FUND, L.P.


                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


                                 LPP PARTNERS


                                 By:
                                     -------------------------------
                                      Name:
                                      Title:


                                 MASSACHUSETTS TECHNOLOGY
                                    DEVELOPMENT CORPORATION


                                 By:
                                     -------------------------------
                                     Name:
                                     Title:

                                 ---------------------------------
                                 Sherman M. Wolf


                                 NYNEX DEVELOPMENT COMPANY


                                 By:
                                     -------------------------------
                                      Name:
                                      Title:

                                     EG&G VENTURE PARTNERS


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     KEARSARGE CAPITAL FUND, L.P.


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     LPP PARTNERS

                                     By:
                                        -------------------------------
                                            Name: Christopher W.  Lynch
                                            Title:  General Partner

                                     MASSACHUSETTS TECHNOLOGY
                                     DEVELOPMENT CORPORATION


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:


                                     ----------------------------------
                                     Sherman M. Wolf


                                     NYNEX DEVELOPMENT COMPANY


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     EG&G VENTURE PARTNERS


                                     By:
                                        -------------------------------
                                     Name:
                                     Title:

                                     KEARSARGE CAPITAL FUND, L.P.


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     LPP PARTNERS

                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     MASSACHUSETTS TECHNOLOGY
                                     DEVELOPMENT CORPORATION


                                     By:
                                        -------------------------------
                                            Name:  Michael E. A. O'Malley
                                            Title:  Vice President


                                     ---------------------------------
                                     Sherman M. Wolf


                                     NYNEX DEVELOPMENT COMPANY


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     EG&G VENTURE PARTNERS


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     KEARSARGE CAPITAL FUND, L.P.


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     LPP PARTNERS

                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     MASSACHUSETTS TECHNOLOGY
                                     DEVELOPMENT CORPORATION


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:


                                     ---------------------------------
                                     Sherman M. Wolf


                                     NYNEX DEVELOPMENT COMPANY


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     EG&G VENTURE PARTNERS


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     KEARSARGE CAPITAL FUND, L.P.


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:

                                     LPP PARTNERS

                                     By:
                                        -------------------------------
                                            Name: Christopher W.  Lynch
                                            Title:  General Partner

                                     MASSACHUSETTS TECHNOLOGY
                                     DEVELOPMENT CORPORATION


                                     By:
                                        -------------------------------
                                            Name:
                                            Title:


                                     ----------------------------------
                                     Sherman M. Wolf


                                     NYNEX DEVELOPMENT COMPANY


                                     By:
                                        -------------------------------
                                            Name:  R. A. Jelmen
                                            Title:  Vice President

                                     PIONEER VENTURES LIMITED
                                       PARTNERSHIP


                                     By:  Christopher W. Lynch
                                        -------------------------------
                                            Name: Christopher W. Lynch
                                            Title:  Vice President

                                     PROVIDENCE PARTNERSHIP II


                                     By:        /s/
                                        -------------------------------
                                            Name:
                                            Title:


                                     WOOD INVESTMENT


                                     By:        /s/
                                        -------------------------------
                                            Name:
                                            Title: